Exhibit 99.2

Third Quarter 2020 Financial Results Conference Call

Forward Looking Statements 2 This presentation contains express or implied forward - looking statements within the Private Securities Litigation Reform Act of 1995 and other U . S . federal securities laws . These forward - looking statements include, but are not limited to, those statements regarding our growth opportunities (whether organic growth or strategic acquisitions), future business and financial results relating to timing of and revenues and margins achieved in the Fintec business, the potential size and demands in the markets in which we operate and Micronet's future ability to generate its revenues based on currents leads and pilots . Such forward - looking statements and their implications involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from those projected . The forward - looking statements contained in this presentation are subject to other risks and uncertainties, including those discussed in the "Risk Factors" section and elsewhere in the Company's annual report on Form 10 - K for the year ended December 31 , 2019 and in subsequent filings with the Securities and Exchange Commission . Except as otherwise required by law, the Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward - looking statements whether as a result of new information, future events or otherwise .

3 Q3 2020 Developments: Fintech ▪ Acquired 100% of Global Fintech Holding Intermediate (GFHI) giving it ownership of the platforms, technology and businesses that GFHI has built in the global fintech space, with the initial focus on China’s burgeoning fintech market ▪ Closed on $15 million in funding tied to GFHI acquisition ▪ Closed on an additional $25 million through a registered direct offering on November 4, 2020 ▪ Current significant cash balance enables the Company to accelerate its immediate and significant growth opportunities in both the insurance and stock trading divisions ▪ Recruited top class operational and management teams for both its insurance and stock trading divisions ▪ Made significant progress in its strategy of leveraging its technology and platforms and combining the anticipated organic growth of its business along with strategic acquisitions

4 Fintech: Insurance Business ▪ Planning to Launch online insurance platform in December 2020 using high - achieving management team assembled from China's largest insurance companies ▪ Large team of industry leading professionals including CEO, COO, CTO with 10 - 20 years experience delivering significant revenues at very profitable insurance businesses in China ▪ Team incentivized to produce annual gross margins in excess of $10 million in year 1 on revenues of more than $250 million and to deliver upon significantly higher targets in year 2 and 3 ▪ China's market for insurance products is in its early stages of development and is already the 2 nd second largest market in the world and forecasted to overtake the U.S. by the mid - 2030s ▪ Online insurance premiums in China are forecasted to grow 41% per annum between 2019 to 2024. By 2032, total insurance premiums in China are estimated to reach $2.36 trillion, overtaking the U.S. market by almost $1 trillion.

5 Fintech: Stock Brokerage Business ▪ GFHI’s significant database of active users and its ready - to - launch app - based technology platform are set to integrate a Hong Kong brokerage firm licensed to transact in substantial markets including Hong Kong, the U.S. and China, including China A - Shares ▪ Acquired initial 9% stake in the Hong Kong securities and investments firm, with balance of 91% to be acquired upon receipt of regulatory approval ▪ Total purchase price of $3 million for 100% of firm, which currently has approximately $2.1 million in cash and equivalents on its balance sheet ▪ Aim to be significant player in the fast - growing retail investor market in China. Online stock trading volumes in China reached nearly $2 trillion in 2019, and is expected to continue to climb significantly in the foreseeable future. With strong technology, an excellent management team, and a significant database, MICT is well poised to benefit from this burgeoning market, with revenues expected to start shortly after approval from Hong Kong Securities and Futures Commission to complete the acquisition

6 Q3 2020 Developments: Micronet ▪ Following its acquisition of more than 50% ownership in the outstanding ordinary shares of Micronet Ltd in June 2020, in accordance with U.S. GAAP, MICT is reporting the revenues and financial results of Micronet in the third quarter of 2020 ▪ Business is transitioning from hardware sales to a higher margin recurring revenue model with sale of Artificial Intelligence (AI) and Software - As - A - Service (SAAS) based products ▪ Piloting SmartCam with numerous customers, any of which could result in substantial contracts and materially impact the business ▪ SmartCam integrates advanced software and AI functionality to serve the fastest growing segment of the estimated $45 billion global telematics market ▪ Received first major order for SmartCam following successful pilot trial with leading global telematics provider ▪ As this customer is a major telematics provider, the pilot order may lead to substantial orders in 2021 ▪ Received initial orders for Smart Hub and SmartTab 8 tablets from one of the largest automotive OEM truck manufacturers in Europe ▪ Significant revenue potential from a broader commercial agreement to be signed with this new OEM customer ▪ Marks entry into OEM automotive manufacturer market, opening opportunities to sell directly to OEMs in addition to its current distribution channels through telematics service providers

7 ▪ Revenues, all derived from telematics business, were $349,000 in Q3 2020 as compared to $0 in Q3 2019 ▪ Gross profit was $2,000 in Q3 2020 as compared to $0 in Q3 2019 ▪ Research and development (R&D) expense was $230,000 in Q3 2020 as compared to $0 in Q3 2019 ▪ Selling, general and administrative (SG&A) expense in Q3 2020 was $4.96 million as compared to $501,000 in Q3 2019 ▪ Net loss attributable to MICT was $14.15 million in Q3 2020 as compared to $1.2 million in Q3 2019 ▪ As of September 30, 2020, MICT had $18.6 million in cash. MICT Q3 2020 Results

Q3 and 9 - Month Revenues for 2019 and 2020 8 $0 $349,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 Q3 2019 Q3 2020 $477,000 $349,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 Q1 - Q3 2019 Q1 - Q3 2020

9 Income Statement Highlights (in 000s except share and per share data) Nine months ended September 30, Three months ended September 30, 2020 2019 2020 2019 Revenues $ 349 477 349 - Cost of revenues 347 846 347 - Gross profit (loss) 2 (369) 2 - Operating expenses: Research and development 230 261 230 - Selling and marketing 69 198 69 - General and administrative 6,337 2,161 4,899 501 Amortization of intangible assets 820 20 820 - Total operating expenses 7,456 2,640 6,018 501 Loss from operations (7,454) (3,009) (6,016) (501) Share in investee losses (786) (771) (366) Net profit from loss of control 299 Gain on previously held equity in Micronet 665 Other income 138 138 Financial expenses, net (8,803) (292) (8,960) (346) loss before provision for income taxes (16,240) (3,773) (14,838) (1,213) Provision for income taxes (219) (5) (225) 3 Total net loss (16,021) (3,778) (14,613) (1,210) Net loss attributable to non-controlling interests (462) (556) (462) Net profit (loss) attributable to MICT, Inc. (15,559) (3,222) (14,151) (1,210) Earnings (loss) per share attributable to MICT, Inc. Basic $ (1.03) (0.30) (0.61) (0.11) Weighted average common shares outstanding: Basic 15,048,644 10,583,496 22,832,683 11,009,532

10 Nine Month Non - GAAP Financial Measures (in 000s except share and per share data) Three months ended September 30, (Dollars in Thousands, other than share and per share amounts) 2020 2019 GAAP net loss attributable to Mict, Inc. $ (14,151) $ (1,210) Amortization of acquired intangible assets 788 - Expenses related to beneficial conversion feature expense 8,482 - Stock-based compensation 2,584 - Expenses related to purchase of a business 935 - Income tax-effect of above non-GAAP adjustments (199) - Total Non-GAAP net loss attributable to Mict, Inc. $ (1,561) $ (1,210) Non-GAAP net loss per diluted share attributable to Mict, Inc. $ (0.07) $ (0.11) Weighted average common shares outstanding used in per share calculations 22,832,683 11,009,532 GAAP net loss per diluted share attributable to Mict, Inc. $ (0.61) $ (0.11) Weighted average common shares outstanding used in per share calculations 22,832,683 11,009,532

11 Q3 Non - GAAP Financial Measures (in 000s except share and per share data) Nine months ended September 30, (Dollars in Thousands, other than share and per share amounts) 2020 2019 GAAP net loss attributable to Mict, Inc. $ (15,559) $ (3,222) Amortization of acquired intangible assets 788 - Expenses related to beneficial conversion feature expense 8,482 - Stock-based compensation 2,675 - Expenses related to purchase of a business 1,295 - Income tax-effect of above non-GAAP adjustments (199) - Total Non-GAAP net loss attributable to Mict, Inc. $ (2,518) $ (3,222) Non-GAAP net loss per diluted share attributable to Mict, Inc. $ (0.16) $ (0.30) Weighted average common shares outstanding used in per share calculations 15,048,644 10,583,496 GAAP net loss per diluted share attributable to Mict, Inc. $ (1.03) $ (0.30) Weighted average common shares outstanding used in per share calculations 15,048,644 10,583,496

Balance Sheet 12 In Millions September 30, 2020 (Unaudited) December 31, 2019 (Audited) Cash, cash equivalents and restricted cash $18.6 M $3.2 M Bank & others debts $1.1 M $1.85 M Net working capital $16.1 M $4.1 M Stockholders’ equity $52.8 M $3.2 M